UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 11, 2007

Date of Report

(Date of earliest event reported)

TOWER GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50990	13-3894120
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Broadway, 31st Floor,
New York, NY	10271
(Address of principal executive offices)	(Zip Code)

(212) 655-2000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On January 11, 2007, Tower Group, Inc. (the “Company”) and CastlePoint Management Corp. (“CastlePoint Management”) entered into an agreement (the “Exchange Agreement”) pursuant to which Tower issued to CastlePoint Management 40,000 shares of a new series of preferred stock, Series A-1 Preferred Stock, in exchange for the 40,000 shares of Series A Preferred Stock held by CastlePoint Management.  The terms of the Series A-1 Preferred Stock are generally similar to those of the Series A Preferred Stock but provide, among other things, that the 30,000 shares of Series A-1 Preferred Stock that would otherwise mandatorily be converted into shares of the Company’s common stock upon the closing of a public offering of common stock will not be converted if previously called for redemption.  The Series A-1 Preferred Stock also has a shorter period than the Series A Preferred Stock for providing notice of redemption.  A copy of the Exchange Agreement is filed with this report as Exhibit 10.1.

Item 3.02. Unregistered Sales of Equity Securities

Please see Item 1.01 above.  The Series A-1 Preferred Stock has the following terms:

•             Liquidation preference of $1,000 per share.

•             Dividends are non-cumulative and are payable quarterly at the rate of 8.66% per annum.  If dividends on the Series A-1 Preferred Stock are not declared and paid for any period, no dividends may be declared on the Company’s common stock for such period.

•             The Series A-1 Preferred Stock is redeemable by the Company at any time, in whole or in part, at a price per share equal to the liquidation preference plus declared and unpaid dividends.

•             If the Company completes an underwritten public offering of common stock in the future, 30,000 shares of the Series A-1 Preferred Stock will be mandatorily convertible into the Company’s common stock (unless previously called for redemption) and the other 10,000 shares of Series A-1 Preferred Stock will be convertible into the Company’s common stock at the option of the holder, in each case at a price per share of common stock equal to the price per share in the public offering.

•             In the event of a change in control of the Company, the Series A-1 Preferred Stock will also be convertible at the option of the holder into shares of the Company’s common stock worth $40 million (plus declared and unpaid dividends), valued at the value per share of common stock in the change in control transaction.

•             The Series A-1 Preferred Stock will not have voting rights except as required by law, except that if the Company fails to pay six dividends, whether or not consecutive, the holders of the Series A-1 Preferred Stock, voting as a separate class, will be entitled to elect one director to the Company’s board of directors until the Company has thereafter paid in full at least four dividends, whether or not consecutive.

Because the Series A-1 Preferred Stock was exchanged by the Company with an existing security holder exclusively where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange, the Company believes that the issuance of the Series A-1 Preferred Stock is exempt from registration under the Securities Act pursuant to Section 3(a)(9) of the Securities Act.  In addition, based on the provisions of the Exchange Agreement, including the representations and warranties of CastlePoint Management therein, the Company believes that the issuance of the Series A Preferred Stock is exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Please see Item 3.02 above.  The Certificate of Designations for the Series A-1 Preferred Stock is filed with this report as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events

As previously announced, on November 13, 2006, the Company agreed to purchase all of the issued and outstanding shares of capital stock of Preserver Group, Inc. (“Preserver”).  The audited consolidated financial statements of Preserver for the year ended December 31, 2005 and the unaudited condensed consolidated financial statements of Preserver for the nine months ended September 30, 2006 are filed with this report as Exhibits 99.1 and 99.2, respectively.  The unaudited pro forma condensed consolidated financial information filed herewith as Exhibit 99.3 gives effect to the proposed acquisition as if it had occurred as of September 30, 2006 for purposes of the unaudited pro forma condensed consolidated balance sheet, as of January 1, 2005 for purposes of the unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2005 and as of January 1, 2006 for purposes of the unaudited pro forma condensed consolidated statement of income for the nine months ended September 30, 2006.

On January 11, 2007, the Company filed with the SEC a pre-effective amendment to its previously filed shelf registration statement on Form S-3.  The amendment increases the aggregate amount registered to $81 million and removes from registration any shares to be sold for the account of Michael H. Lee, the Company’s Chairman, President and Chief Executive Officer.

The Company issued a press release announcing the amendment to the registration statement on January 11, 2007.  The press release also reiterated the Company’s previously issued earnings guidance for 2007.  A copy of the press release is filed with this report as Exhibit 99.4.

Also on January 11, 2007, the Company filed with the SEC a preliminary prospectus relating to a public offering of $70 million of common stock.  The preliminary prospectus contains important information relating to the Company, Preserver and the pending acquisition of Preserver.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Certificate of Designations of Series A-1 Preferred Stock of Tower Group, Inc.
10.1	Exchange Agreement between Tower Group, Inc. and CastlePoint Management Corp. dated as of January 11, 2007.
23.1	Consent of BDO Seidman, LLP.
99.1	Audited consolidated financial statements of Preserver Group, Inc. for the year ended December 31, 2005.
99.2	Unaudited condensed consolidated financial statements of Preserver Group, Inc. for the nine months ended September 30, 2006.
99.3

Tower Group, Inc.’s unaudited pro forma condensed consolidated balance sheet as of September 30, 2006 and unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2006 and the year ended December 31, 2005.

99.4	Press release issued by Tower Group, Inc. on January 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2007

TOWER GROUP, INC.

By:	/s/ Stephen L. Kibblehouse
Stephen L. Kibblehouse
Senior Vice President and General Counsel